UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

IMPCO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-15143	91-1039211
(Commission File Number)	(IRS Employer Identification No.)

16804 Gridley Place
Cerritos, California 90703
(Address of principal executive offices) (Zip Code)

(562) 860-6666
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On November 15, 2005, IMPCO Technologies, Inc. (the "Company") received a notice from The Nasdaq Stock Market Inc. ("Nasdaq") that the Company’s securities are subject to potential delisting due to the fact that it is not in compliance with Nasdaq Marketplace Rule 4310(c)(14), which requires the filing with Nasdaq of all reports required to be filed with the SEC on or before the date they are required to be filed with the SEC, as a result of the Company's failure to file its Quarterly Report on Form 10-Q for the third quarter ended September 30, 2005 (the "Form 10-Q") by the prescribed filing date.

As disclosed in the Company's Form 8-K filed on November 9, 2005, the Company is currently continuing to review its previously reported financial statements for the fiscal year ended December 31, 2004, and the effect thereof on subsequent balance sheets, as a result of errors discovered by management relating to, among other things, non-cash charges and adjustments for goodwill, investment in affiliates, and minority interest. Since certain of the restated information will also be included in the Form 10-Q, the Company is unable to complete and file its Form 10-Q by the prescribed filing date without unreasonable expense and effort. The Company continues to dedicate significant resources to finalizing its review of, and restatement to, its 2004 financials and subsequent balance sheets effected thereby and to the completion of the Form 10-Q. Immediately following the completion of its review, the Company will file with the SEC its Form 10-Q.

A copy of the Company's press release announcing receipt of the notice is attached as Exhibit 99.1 and incorporated herein by reference.

(b) The Company had previously notified Nasdaq on November 14, 2005 that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14).

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including the statement of operations and balance sheet captions to be included in the restatements, the periods covered by the restatement and the appeal of Nasdaq's delisting determination. Such forward-looking statements involve risks and uncertainties which may cause the actual results or objectives to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, completion of a review of past financial statements, the Company's financial performance, and other factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The Company does not undertake to update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release of IMPCO Technologies, Inc. dated November 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

Date: November 17, 2005	By:	/s/ Thomas M. Costales Thomas M. Costales Chief Financial Officer and Treasurer